UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 2)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Focus Impact Acquisition Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION
LETTER TO STOCKHOLDERS OF FOCUS IMPACT ACQUISITION CORP.

1345 Avenue of the Americas, 33rd Floor
New York, NY 10105
Dear Focus Impact Acquisition Corp. Stockholder:
You are cordially invited to attend a special meeting of Focus Impact Acquisition Corp., a Delaware corporation (“FIAC”), which will be held on October 31, 2024, at 3:30 p.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focus-impact/ext2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
The accompanying notice of the Stockholder Meeting and proxy statement describe the business FIAC will conduct at the Stockholder Meeting and provide information about FIAC that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated October [•], 2024, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
Proposal No. 1 — Extension Amendment Proposal — To amend FIAC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which FIAC has to consummate a business combination (the “Charter Extension”) from November 1, 2024 (the “Amended Termination Date”) to May 1, 2025 (the “Charter Extension Date”), or a total of up to 6 months after the Amended Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in the capital of FIAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or (ii) where FIAC’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. FIAC cannot predict the amount that will remain in the Trust Account following the Redemptions (as defined below) if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $19,226,725 that was in the Trust Account as of October 18, 2024 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination (as defined below) and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension).
As previously disclosed in the Current Report on Form 8-K filed by FIAC with the U.S. Securities and Exchange Commission on September 13, 2024, stockholders of FIAC approved in connection with a special meeting of stockholders that was held on September 13, 2024 the business combination of FIAC with DevvStream Holdings Inc., which will be consummated pursuant to the Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”). You are not being asked to vote on the Business Combination. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete a business combination, including the Business Combination if it has not closed prior to the Amended Termination Date and assuming the Outside Date (as defined below) is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. In connection with the approval of the Business Combination, 1,675,335 holders of Public Stock previously elected to redeem their shares for approximately $18,753,853 (based on the trust account balance as of October 18, 2024). Following such redemption requests in connection with the Business Combination, 42,243 shares of Public Stock remain unredeemed and may be redeemed in connection with the Stockholder Meeting for the remaining balance in the Trust Account of approximate $472,872 as of October 18, 2024.
The Certificate of Incorporation provides that FIAC has until the Amended Termination Date to complete its initial Business Combination. FIAC’s Board has determined that it is in the best interests of FIAC to seek an extension of the Termination Date and have FIAC’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination without incurring significant cost to extend the Termination Date. The outside date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024 (the “Outside Date”). The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Termination Date. As of the date of the accompanying proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. Without the Charter Extension, FIAC believes that it may not be able to complete a business combination on or before the Termination Date. If that were to occur, FIAC would be precluded from completing a business combination and would be forced to liquidate. If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
FIAC reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a business combination is not consummated prior to the Termination Date, FIAC will dissolve and liquidate in accordance with the Certificate of Incorporation.
As contemplated by the Certificate of Incorporation, the holders of FIAC’s Class A Common Stock, issued as part of the units sold in FIAC’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of FIAC’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination (other than the Business Combination in connection with which holders of Public Stock were previously given an opportunity to redeem their shares) or if FIAC does not complete a business combination by the Charter Extension Date.
On October 18, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.19, based on the aggregate amount on deposit in the Trust

Account of approximately $19,226,725 as of October 18, 2024 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on October 18, 2024, was $9.23. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $1.96 more per share than if the shares were sold in the open market (based on the current per share redemption price as of October 18, 2024). FIAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. FIAC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if FIAC does not complete a business combination on or before the Termination Date.
If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in the accompanying proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.
If the Extension Amendment Proposal is not approved and a business combination is not completed on or before the Termination Date, FIAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FIAC’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to FIAC’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to FIAC’s warrants, which will expire worthless in the event of our winding up.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.

The Board has fixed the close of business on October 14, 2024 as the date for determining FIAC’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
FIAC believes that it is in the best interests of FIAC’s stockholders that FIAC obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of FIAC and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO FIAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, FIAC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Focus Impact Acquisition Corp.

/s/ Carl Stanton
Carl Stanton
Chief Executive Officer

FOCUS IMPACT ACQUISITION CORP.
1345 Avenue of the Americas, 33rd Floor
New York, NY 10105

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF FOCUS IMPACT ACQUISITION CORP.
TO BE HELD ON OCTOBER 31, 2024
To the Stockholders of Focus Impact Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Focus Impact Acquisition Corp., a Delaware corporation (“FIAC”), will be held on October 31, 2024, at 3:30 p.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focus-impact/ext2024. If you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning any proxy, so your shares will be represented at the Stockholder Meeting.
The Stockholder Meeting will be held for the purpose of considering and voting on:
(i)
an extension amendment proposal to further amend FIAC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which FIAC has to consummate a business combination (the “Charter Extension”) from November 1, 2024 (the “Amended Termination Date”) to May 1, 2025 (the “Charter Extension Date”) or a total of 6 months after the Amended Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

(ii)
an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) in the capital of FIAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or (b) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”) (unless FIAC determines that it is not necessary to hold the Stockholder Meeting).

FIAC’s board of directors (the “Board”) has determined that October 14, 2024 (the “Record Date”) be the record date for the Stockholder Meeting. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on the Record Date.
As previously disclosed in the Current Report on Form 8-K filed by FIAC with the U.S. Securities and Exchange Commission on September 13, 2024, stockholders of FIAC approved in connection with a special meeting of stockholders that was held on September 13, 2024 the business combination of FIAC with DevvStream Holdings Inc., which will be consummated pursuant to the Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”). You are not being asked to vote on the Business Combination. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete the Business Combination which was already approved by FIAC’s stockholders.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the

Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.
The Extension Amendment Proposal and Adjournment Proposal will be more fully described in a proxy statement that will be mailed to stockholders prior to the Stockholder Meeting. Further, you will be granted another opportunity to redeem your shares of Class A Common Stock in connection with the Stockholder Meeting pursuant to the Certificate of Incorporation, as will be more fully described in the proxy statement that will be mailed to stockholders of FIAC prior to the Stockholder Meeting.
This notice is being first mailed on or about October 16, 2023 to all stockholders of record of FIAC as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Carl Stanton
Carl Stanton Chief Executive Officer of Focus Impact Acquisition Corp. October 16, 2024

i

FOCUS IMPACT ACQUISITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 31, 2024
This proxy statement, dated October [•], 2024, and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Focus Impact Acquisition Corp., a Delaware corporation ( “FIAC”, “we”, “us” or “our”), to be held at 3:30 p.m., Eastern Time, on October 31, 2024 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of FIAC with respect to, among other things, FIAC’s capital resources and results of operations. Likewise, FIAC’s financial statements and all of FIAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect FIAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. FIAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
FIAC’s ability to complete the Business Combination (as defined below) or another business combination within the time period required by the Certificate of Incorporation, as amended (as defined below);

•	the anticipated benefits of the Business Combination;
•	the amount of redemptions by our holders of Public Stock;
•	the Trust Account being subject to claims of third parties;
•	our ability to remain listed on Nasdaq;
•	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of FIAC; and
•	the use of funds not held in the Trust Account (as described herein) or available to FIAC from interest income on the Trust Account balance.
While forward-looking statements reflect FIAC’s good faith beliefs, they are not guarantees of future performance. FIAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause FIAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in FIAC’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2023 and in other reports FIAC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to FIAC (or to third parties making the forward-looking statements).

RISK FACTORS
In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemption by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other measures, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. The excise tax is imposed on the repurchasing corporation and the amount of the excise tax is generally 1% of the fair market value of the stock repurchased. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.
On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application.
Consequently, a substantial risk remains that any redemptions would be subject to the excise tax, including in circumstances where we either engaged in a business combination in the year of the redemption in which we did not issue shares eligible to, and in amounts sufficient to, offset the earlier redemptions or where we liquidate later in the year of the redemption.
As described under “Special Meeting of FIAC Stockholders — Redemption Rights” if the Termination Date is extended, our public stockholders would have the right to require us to redeem their Public Stock. Any such redemption or other repurchase. In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal is approved and implemented as described in this proxy statement, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions of Public Stock by FIAC. In connection with the First Extension Meeting and the Second Extension Meeting holders of 21,282,422 shares of Class A Common Stock properly exercised their right to redeem their shares and this resulted in an excise tax liability in the amount of $2,235,006 as of December 31, 2023 for us.
During the second quarter of 2024, the IRS issued final regulations with respect to the timing and payment of the excise tax. Pursuant to those regulations, the Company would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024.
FIAC is currently evaluating its options with respect to payment of this obligation. If FIAC is unable to pay its obligation in full, it will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.
Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination), and (iv) the content of regulations and other guidance from the Treasury. The foregoing could cause a reduction in the cash available to complete a business combination and may adversely affect our ability to complete a business combination. Furthermore, whether and to what extent we would be subject to the excise tax and the mechanics for payment of any excise tax in connection with a liquidating distribution in the event we fail to complete a business combination by the Termination Date, or the Charter Extension Date, if the Extension Amendment Proposal is approved and the Charter Extension is implemented, is unclear. Such liquidating distribution would be paid to the holders of Public Stock in accordance with the terms of the Certificate of Incorporation from funds lawfully available, which may impact the amount of cash received with respect to the Public Stock if funds are not lawfully available or if third parties bring claims against us not otherwise covered by the Sponsor’s indemnification obligations.
There are no assurances that the Charter Extension will enable us to complete the Business Combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that the Business Combination (or another business combination) will be consummated prior to the Charter Extension Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved and the Business Combination is abandoned, we expect to seek stockholder approval of each other proposed business combination prior to the Charter Extension Date. We are required to offer stockholders the opportunity to redeem their Public Stock in connection with the Extension Amendment Proposal. Even if the Charter Extension is approved by our stockholders, it is possible that Redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the approval of each business combination could exacerbate these risks (for instance, as further described under “Questions And Answers About The Stockholder Meeting—Why am I receiving this proxy statement” below, the Business Combination was already approved on September 13, 2024 and 1,675,335 holders of Public Stock previously elected to redeem their shares for approximately $18,753,853 (based on the trust account balance as of October 18, 2024) thereby leaving 42,243 shares of Public Stock unredeemed; such unredeemed shares may now be redeemed in connection with the Stockholder Meeting for the remaining balance in the Trust Account of approximate $472,872 as of October 18, 2024). Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.
For instance, on January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate FIAC.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
•	restrictions on the nature of our investments; and
•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.
In addition, we may have imposed upon us burdensome requirements, including:
•	registration as an investment company with the SEC;
•	adoption of a specific form of corporate structure; and
•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not spend a considerable amount of time actively managing the assets in the trust account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our activities subject us to the Investment Company Act. Further, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on October 31, 2023, FIAC instructed Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of FIAC. Therefore, by restricting the investments of the proceeds from the Initial Public Offering that are held in our Trust Account, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.
Our securities are not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Stock properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to our Certificate of Incorporation (A) to modify the substance or timing of our obligation to provide for the redemption of our Public Stock in connection with an initial business combination or to redeem 100% of our Public Stock if we have not consummated our initial business combination by the Termination Date or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by the Termination Date, our return of the funds held in the trust account to holders of our Public Stock as part of our redemption of the Public Stock.
In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate and dissolve in accordance with our Certificate of Incorporation. As a result, our holders of Public Stock may receive only approximately $10.20 per share, or less in certain circumstances, on the liquidation of our Trust Account and our warrants will expire worthless, would lose the investment opportunity in a target company with which we may decide to consummate an initial business combination (including the Business Combination) and would be unable to realize the potential benefits of an initial business combination (including the Business Combination), including the possible appreciation of the combined company’s securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on October 31, 2023, FIAC instructed the trustee to liquidate the investments held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of FIAC.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on October 31, 2023, FIAC instructed Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of FIAC. Interest on such deposit account is currently 4.5% per annum, but such deposit account carries a variable rate and FIAC cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of FIAC.
If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the extension will not be in compliance with Nasdaq rules that are requiring us to complete a business combination within 36 months of the date of effectiveness of the registration statement related to our Initial Public Offering and will lead Nasdaq to immediately suspend trading in or delist our securities upon issuance of a delisting determination letter after our 36 month period ends on October 27, 2024. The Company provides no assurance that its securities will be relisted on Nasdaq.
Nasdaq IM-5101-2(b) requires that a SPAC must complete one or more business combinations within thirty-six (36) months of the effectiveness of its Initial Public Offering registration statement. The extension that we are requesting at the Stockholder Meeting will extend our ability to complete a business combination until the forty-second (42nd) month anniversary of our Initial Public Offering, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by October 27, 2024, our securities will face immediate suspension or delisting action by Nasdaq once we receive a delisting determination letter from Nasdaq after the 36-month window ends on October 27, 2024. Nasdaq may only reverse the suspension or delisting determination we will receive if we do not complete a business combination by October 27, 2024 if Nasdaq finds that it made a factual error applying its rules.
If Nasdaq delists or suspends our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) our inability to complete the Business Combination or a business combination in general if the Business Combination is abandoned because we are no longer attractive as a merger partner once our securities are no longer listed on an exchange, (ii) limited availability of market quotations for our securities, (iii) reduced liquidity for our securities, (iv) a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (v) a limited amount of news and analyst coverage in the future; (vi) institutional investors losing interest in our securities; (vii) shareholder litigation, and (viii) a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our securities qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we are no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities, thereby further exacerbating some of the adverse consequences described in the foregoing paragraph.
In the event the Extension Amendment Proposal is approved and we amend our Certificate of Incorporation to implement the Charter Extension, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment because may not continue to comply with Nasdaq's continued listing requirements, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Common Stock is listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements and standards in order to maintain the listing of our securities on Nasdaq. Such listing requirements and standards include a minimum amount in shareholders’ equity (generally $10,000,000) and a minimum number of holders of securities (generally at least 400 holders and at least 750,000 publicly held shares). Pursuant to the terms of the Certificate of Incorporation, in the event the Extension Amendment Proposal is approved and the Charter Extension is implemented, holders of our Public Stock may elect to redeem their shares of Class A Common Stock and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We cannot assure you that our securities will be able to meet any of Nasdaq’s continued listing requirements following any stockholders redemptions of our Public Stock in connection with the amendment of our Certificate of Incorporation pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A Common Stock are a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
our inability to complete the Business Combination or a business combination in general if the Business Combination is abandoned because we are no longer attractive as a merger partner once our securities are no longer listed on an exchange;

•	a limited amount of news and analyst coverage;
•	institutional investors losing interest in our securities;
•	shareholder litigation; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our securities qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities, thereby further exacerbating some of the adverse consequences described in the foregoing paragraph.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to FIAC stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on October 31, 2024, at 3:30 p.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focus-impact/ext2024.
Q:	Why am I receiving this proxy statement?
A:
FIAC is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Following the closing of FIAC’s initial public offering on November 1, 2021 (the “Initial Public Offering”) and the full exercise of the underwriters’ over-allotment, $234,600,000 ($10.20 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Focus Impact Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, FIAC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the Initial Public Offering proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Stock”) if there is no qualifying business combination(s) consummated on or before November 1, 2024 (the “Original Termination Date”). The Original Termination Date is the result of two prior amendments to the Certificate of Incorporation:
-
On April 25, 2023, FIAC held a special meeting of stockholders and approved a proposal to amend the Certificate of Incorporation to extend the date by which we have to consummate an initial business combination from May 1, 2023 to August 1, 2023, and to allow FIAC, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until May 1, 2024, or a total of up to twelve months after May 1, 2023; and

-
On December 26, 2023, FIAC held a special meeting of stockholders and approved a proposal to amend the Certificate of Incorporation to extend the date by which we have to consummate an initial business combination from May 1, 2024 to the Original Termination Date, and to allow FIAC, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis for up to seven times by an additional one month each time after the April 1, 2024, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until the Original Termination Date, or a total of up to seven months after April 1, 2024.

As previously disclosed in the Current Report on Form 8-K filed by FIAC with the SEC on September 13, 2024, stockholders of FIAC approved in connection with a special meeting of stockholders that was held on September 13, 2024 the business combination of FIAC with DevvStream Holdings Inc., which will be consummated pursuant to the Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”). You are not being asked to vote on the Business Combination. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete a business combination, including the Business Combination if it has not closed prior to the Original Termination

Date and assuming the Outside Date (as defined below) is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. In connection with the approval of the Business Combination, 1,675,335 holders of Public Stock previously elected to redeem their shares for approximately $18,753,853 (based on the trust account balance as of October 18, 2024). Following such redemption requests in connection with the Business Combination, 42,243 shares of Public Stock remain unredeemed and may be redeemed in connection with the Stockholder Meeting for the remaining balance in the Trust Account of approximate $472,872 as of October 18, 2024.
The outside date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024 (the “Outside Date”). The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension.
Without the Charter Extension, FIAC believes that FIAC might not, despite its best efforts, be able to complete a business combination on or before the Original Termination Date. FIAC believes that it is in the best interests of FIAC’s stockholders to continue FIAC’s existence until May 1, 2025 in order to allow FIAC additional time to complete a business combination.
Q:	When and where will the Stockholder Meeting be held?
A:
The Stockholder Meeting will be held on October 31, 2024, at 3:30 p.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focus-impact/ext2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q:	How do I vote?
A:
If you were a holder of record of shares of Public Stock at the close of business on October 14, 2024 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on October 29, 2024.
Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/focus-impact/ext2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Stockholder Meeting?
A:
If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer &Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting October 29, 2024, at 3:30 p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/focus-impact/ext2024 into your browser and enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7028614#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?
A:	FIAC stockholders are being asked to consider and vote on the following proposals:
Proposal No. 1 — Extension Amendment Proposal — To amend FIAC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which FIAC has to consummate a business combination (the “Charter Extension”) from November 1, 2024 (the “Amended Termination Date”) to May 1, 2025 (the “Charter Extension Date”), or a total of up to 6 months after the Amended Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in the capital of FIAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or (ii) where FIAC’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”).
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. FIAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $19,226,725 that was in the Trust Account as of October 18, 2024 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments to approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension).
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of FIAC and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of FIAC and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and FIAC’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.
Q:	Are the proposals conditioned on one another?
A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.
If the Charter Extension is implemented and one or more FIAC stockholders elect to redeem their Public Stock pursuant to the redemption right, FIAC will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for FIAC’s use in connection with consummating the Business Combination, subject to the redemption rights of 1,675,335 holders of Public Stock that previously elected to redeem their Public Stock for approximately $18,837,808 based on a trust account balance as of October 18, 2024 in connection with the Business Combination and whose redemption will be effectuated (i) with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or (ii) with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension.
The Adjournment Proposal is conditional on FIAC not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension or where the Board has determined it is otherwise necessary. If the Extension Amendment Proposal is approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
Q:	Why is FIAC proposing the Extension Amendment Proposal?
A:
FIAC’s Certificate of Incorporation provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Stock sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete a business combination, including the Business Combination if it has not closed prior to the Original Termination Date and assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. In connection with the approval of the Business Combination, 1,675,335 holders of Public Stock previously elected to redeem their shares for approximately $18,837,808 (based on the trust account balance as of October 18, 2024). Following such redemption requests in connection with the Business Combination, 42,243 shares of Public Stock remain unredeemed and may be redeemed in connection with the Stockholder Meeting for the remaining balance in the Trust Account of approximate $472,872 as of October 18, 2024.

As previously disclosed in the Current Report on Form 8-K filed by FIAC with the SEC on September 13, 2024, stockholders of FIAC approved in connection with a special meeting of stockholders that was held on September 13, 2024 the business combination of FIAC with DevvStream Holdings Inc., which will be consummated pursuant to the Business Combination Agreement. You are not being asked to vote on the Business Combination. The Outside Date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024. The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension.
Without the Charter Extension, FIAC believes that it may not be able to complete a business combination on or before the Original Termination Date. If that were to occur, FIAC would be forced to liquidate. If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
Q:	Why is FIAC proposing the Adjournment Proposal?
A:
If the Extension Amendment Proposal is not approved by FIAC’s stockholders or if the Board has determined that it is otherwise necessary, FIAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by FIAC’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.

FIAC reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Original Termination Date, FIAC will dissolve and liquidate in accordance with the Certificate of Incorporation.
Q:	What constitutes a quorum?
A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns 77% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal is a “non-routine” matter, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?
A:	The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:	How will the Sponsor and FIAC’s directors and officers vote?
A:	The Sponsor and FIAC’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal.
The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,750,000 shares of Common Stock, representing 77% of FIAC’s issued and outstanding shares of Common Stock.

Q:	Who is FIAC’s Sponsor?
A:
FIAC’s sponsor is Focus Impact Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns 5,750,000 shares of Common Stock and 11,200,000 Private Placement Warrants of FIAC. The Sponsor is governed by a four-member board of managers composed of Carl Stanton, Ernest Lyles, Howard Sanders and Wray Thorn. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in a business combination would result in a “covered transaction” (as defined in 31 CFR 800.213); any non-U.S. investors in the Sponsor are strictly passive with no “control” or “covered investment” rights (as defined in 31 CFR §§ 800.208, 211). However, it is possible that non-U.S. persons could be involved in our business combination, which may increase the risk that our business combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a business combination without notifying CFIUS and risk CFIUS intervention, before or after closing a business combination. CFIUS may decide to block or delay our business combination, impose conditions to mitigate national security concerns with respect to such business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a business combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our business combination. If we cannot complete a business combination by the Original Termination Date (or May 1, 2025 if the Extension Amendment Proposal is approved) because the transaction is still under review or because our business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $11.19 per share of Public Stock, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
The Outside Date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024. The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension.

FIAC believes stockholders will benefit from FIAC consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which FIAC has to complete a business combination until the Charter Extension Date. Without the Charter Extension, FIAC believes that FIAC may not be able to complete a business combination on or before the Original Termination Date. If that were to occur, FIAC would be forced to liquidate. If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.
Q:	How are the funds in the Trust Account currently being held?
A:
With respect to the regulation of SPACs like FIAC, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since FIAC’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on October 31, 2023, FIAC instructed Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of FIAC. Interest on such deposit account is currently 4.5% per annum, but such deposit account carries a variable rate and FIAC cannot assure you that such rate will not decrease or increase significantly.

Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, FIAC does not currently anticipate seeking any further extension to consummate a business combination but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, FIAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, FIAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FIAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to FIAC’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The Sponsor waived its right to participate in any liquidation distribution with respect to the 5,750,000 shares of Common Stock held by it. There will be no distribution from the Trust Account with respect to FIAC’s warrants, which will expire worthless in the event FIAC dissolves and liquidates the Trust Account.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is approved, FIAC will file the Charter Amendment with the Delaware Secretary of State and will continue to attempt to consummate a business combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of FIAC held by the Sponsor.
Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem. If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in this proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.

Q:	What amount will holders receive upon consummation of a business combination or liquidation if the Extension Amendment Proposal is approved?
A:
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, the Company will not make any additional monthly deposits into the Trust Account for the benefit of holders of Public Stock. If the Company does not consummate a business combination prior to May 1, 2025, FIAC will be forced to liquidate and dissolve in accordance with the Certificate of Incorporation and the per-share redemption price will be equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law and the Certificate of Incorporation.

Q:	Am I being asked to vote on the Business Combination at this Stockholder Meeting?
A:
No. You are not being asked to vote on the Business Combination. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete a business combination. If the Outside Date of the Business Combination is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date.

Q:	Will how I vote affect my ability to exercise redemption rights?
A:
No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC. For more information, also see “Risk Factors — If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the extension will not be in compliance with Nasdaq rules that are requiring us to complete a business combination within 36 months of the date of effectiveness of the registration statement related to our Initial Public Offering and will lead Nasdaq to immediately suspend trading in or delist our securities upon issuance of a delisting determination letter after our 36 month period ends on October 27, 2024. The Company provides no assurance that its securities will be relisted on Nasdaq.” and “Risk Factors — In the event the Extension Amendment Proposal is approved and we amend our Certificate of Incorporation to implement the Charter Extension, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment because we may not continue to comply with Nasdaq's continued listing requirements, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in this proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Stockholders may send a later-dated, signed proxy card to Focus Impact Acquisition Corp., at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, so that it is received by FIAC prior to the vote at the Stockholder Meeting (which is scheduled to take place on October 31, 2024) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to FIAC’s Chief Executive Officer, which must be received by FIAC’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to FIAC or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a FIAC stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of FIAC and its stockholders. The Board unanimously recommends that FIAC’s stockholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

Q:	What interests do FIAC’s directors and officers have in the approval of the Extension Amendment Proposal?
A:
FIAC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and FIAC’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?
A:
No. There are no appraisal rights available to FIAC’s stockholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:
No. The holders of public warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:
If you are a holder of Public Stock, have not previously exercised your right to redeem in connection with the Business Combination and wish to exercise your right to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you must:

I.
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

II.
prior to 5:00 p.m., Eastern Time, on October 29, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that FIAC redeem all or a portion of your Public Stock for cash and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

III.	deliver your Public Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).
The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Stock and Public Warrants prior to exercising redemption rights with respect to the Public Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, divided by the number of then-outstanding shares of Public Stock. As of October 18, 2024, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.19 per share of Public Stock.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Stock will be distributed promptly after the Stockholder Meeting.
Any request for Redemption, once made by a holder of Public Stock, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that FIAC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on October 29, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Stock properly makes a request for Redemption and the Public Stock is delivered as described above, then, FIAC will redeem Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?
A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?
A:
FIAC will pay the cost of soliciting proxies for the Stockholder Meeting. FIAC has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. FIAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Stock for their expenses in forwarding soliciting materials to beneficial owners of Public Stock and in obtaining voting instructions from those owners. The directors, officers and employees of FIAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: FIAC.info@investor.morrowsodali.com
You also may obtain additional information about FIAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek Redemption of your shares, you will need to deliver your Public Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on October 29, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF FIAC STOCKHOLDERS
This proxy statement is being provided to FIAC stockholders as part of a solicitation of proxies by the Board for use at the special meeting of FIAC stockholders to be held on October 31, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about October [•], 2024 to all stockholders of record of FIAC as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on October 31, 2024, at 3:30 p.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focus-impact/ext2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
You can pre-register to attend the virtual Stockholder Meeting starting October 29, 2024, at 3:30 p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/focus-impact/ext2024 into your browser and enter your control number, name and email address. Once you pre- register, you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7028614#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, FIAC stockholders will consider and vote on the following proposals:
Proposal No. 1 — Extension Amendment Proposal — To amend FIAC’s Certificate of Incorporation to extend the Termination Date by which FIAC has to consummate a business combination from the Amended Termination Date to the Charter Extension Date, until May 1, 2025. A copy of the proposed amendment is set forth in Annex A to this proxy statement; and
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of FIAC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.
FIAC cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $19,226,725 that was in the Trust Account as of October 18, 2024 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension).
Voting Power; Record Date
As a stockholder of FIAC, you have a right to vote on certain matters affecting FIAC. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on October 14, 2024, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,467,578 issued and outstanding shares of Common Stock, of which 1,717,578 shares of Class A Common Stock were held by public stockholders and 5,000,000 shares of Class A Common Stock and 750,000 shares of Class B Common Stock were held by the Sponsor.
Recommendation of the Board THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns 77% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal.
Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor and FIAC’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor owns 77% of the issued and outstanding shares of Common Stock and FIAC’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).
The following table reflects the number of additional shares of Public Stock required to approve each proposal:

		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	0
Adjournment Proposal	Majority of Voted Stock	0	0

Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on October 29, 2024.
Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/focus-impact/ext2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•	you may notify FIAC’s Chief Executive Officer in writing to Focus Impact Acquisition Corp.,
•	1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, before the Stockholder Meeting that you have revoked your proxy; or
•	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.
No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the amended and restated bylaws of FIAC, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a FIAC stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing FIAC.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Public Stock may demand that FIAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.19 per share of Public Stock as of October 18, 2024), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, FIAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that FIAC redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on October 29, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed. If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in this proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of FIAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Stock on October 18, 2024, the most recent practicable date prior to the date of this proxy statement, was $9.23 per share. The cash held in the Trust Account on such date was approximately $19,226,725 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension) (approximately $11.19 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. FIAC cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to FIAC’s stockholders in connection with the Extension Amendment Proposal. However, holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
FIAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. FIAC has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. FIAC and its directors, officers and employees may also solicit proxies in person. FIAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
FIAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. FIAC will pay Morrow Sodali a fee of $12,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as FIAC’s proxy solicitor. FIAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to FIAC stockholders. Directors, officers and employees of FIAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
FIAC is proposing to amend its Certificate of Incorporation to extend the date by which FIAC has to consummate a business combination from the Original Termination Date to the Charter Extension Date. The outside date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024 (the “Outside Date”). The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension.
Without the Charter Extension, FIAC believes that FIAC may not be able to complete a business combination on or before the Original Termination Date. If that were to occur, FIAC would be forced to liquidate. If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.
On October 18, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.19, based on the aggregate amount on deposit in the Trust Account of approximately $19,226,725 as of October 18, 2024 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on October 18, 2024, was $9.23. Accordingly, if the market price of the Public Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $1.96 more per share than if the shares were sold in the open market (based on the current per share redemption price as of October 18, 2024). FIAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. FIAC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if FIAC does not complete the business combination on or before the Original Termination Date.
If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in this proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.

Reasons for the Extension Amendment Proposal
FIAC’s Certificate of Incorporation provides that FIAC has until the Original Termination Date to complete a business combination. The Outside Date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024. The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. FIAC and its officers and directors agreed that they would not seek to amend FIAC’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless FIAC provided holders of its Public Stock with the right to seek Redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of FIAC stockholders that the Charter Extension be obtained so that FIAC will have an additional amount of time to consummate a business combination. Without the Charter Extension, FIAC believes that FIAC may not be able to complete a business combination on or before the Original Termination Date. If that were to occur, FIAC would be forced to liquidate.
If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and a business combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, FIAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to FIAC to pay its franchise and income taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FIAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to FIAC’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to FIAC’s warrants, which will expire worthless in the event of our winding up.
The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 5,750,000 shares of Common Stock held by it.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, FIAC shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Charter Extension Date are made.

Interests of the Sponsor and FIAC’s Directors and Officers
When considering the recommendation of the Board, FIAC stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of FIAC have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to FIAC stockholders that they approve the Extension Amendment Proposal. FIAC stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $11,200,000 for 11,200,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a business combination for one share of Class A Common Stock at $11.50 per share. If the Extension Amendment Proposal is not approved and FIAC does not consummate a business combination by the Original Termination Date, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•
the fact that the Sponsor (and certain of FIAC’s officers and directors who are members of the Sponsor), have invested in FIAC an aggregate of $11,225,000, comprised of the $25,000 purchase price for 5,750,000 shares of Class B Common Stock (of which 5,000,000 shares of Class B Common Stock were subsequently converted into shares Class A Common Stock without redemption rights at the election of the Sponsor) and the $11,200,000 purchase price for 11,200,000 Private Placement Warrants. Assuming a trading price of $9.23 per share of Class A Common Stock and $0.027 per Public Warrant (based upon the respective closing prices of the Class A Common Stock and the Public Warrants on the Nasdaq Stock Market LLC on October 18, 2024), the 5,750,000 shares of Common Stock and 11,200,000 Private Placement Warrants held by the Sponsor would have an implied aggregate market value of approximately $53,374,900. Even if the trading price of the shares of Class A Common Stock were as low as $1.96 per share, the aggregate market value of the Class A Common Stock and the Class B Common Stock held by the Sponsor alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in FIAC by the Sponsor (and certain of FIAC’s officers and directors who are members of the Sponsor). As a result, if a business combination is completed, the Sponsor (and certain of FIAC’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in FIAC at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and FIAC liquidates without completing a business combination before the Original Termination Date, the Sponsor (and FIAC’s officers and directors who are members of the Sponsor) will lose its entire investment in FIAC;

•
the fact that the Sponsor and FIAC’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal is not approved and FIAC fails to complete a business combination by the Original Termination Date;

•	the indemnification of FIAC’s existing officers and directors and the liability insurance maintained by FIAC;
•
the fact that the Sponsor and FIAC’s officers and directors will lose their entire investment in FIAC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a business combination is not consummated by the Original Termination Date. As of the date of this proxy statement, there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate of $3,946,500 for which FIAC’s officers and directors and the Sponsor are awaiting reimbursement; and

•
the fact that the Sponsor has agreed that it will be liable to FIAC if and to the extent any claims by a third party (other than FIAC’s independent auditors) for services rendered or products sold to FIAC, or a prospective target business with which FIAC has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Public Stock may demand that FIAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $11.19 per share as of October 18, 2024), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, FIAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that FIAC redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on October 29, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed. If you already elected to redeem your shares of Public Stock in connection with the Business Combination and are waiting for your shares to be redeemed, your previously submitted redemption request will remain valid and no further action is required by you to redeem your shares of Public Stock. If you have not yet redeemed your shares of Public Stock in connection with the Business Combination and would like to redeem your shares of Public Stock in connection with the Stockholder Meeting to approve the Extension Amendment Proposal, you need to follow the redemption procedures described in this proxy statement. If the Business Combination does not close prior to the implementation of the Charter Extension, all stockholders that elected to redeem in connection with the Business Combination will be redeemed together with the stockholders that elect to redeem in connection with the Stockholder Meeting to approve the Extension Amendment Proposal. If the Business Combination closes prior to the implementation of the Charter Extension and you have not elected to redeem your shares of Public Stock, you will not be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of FIAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Stock on October 18, 2024, the most recent practicable date prior to the date of this proxy statement, was $9.23 per share. The cash held in the Trust Account on such date was approximately $19,226,725 (including (i) interest not previously released to FIAC to pay its franchise and income taxes and (ii) redemption payments of approximately $18,753,853 to 1,675,335 holders of Public Stock that elected to redeem in connection with the approval of the Business Combination and whose redemption will be effectuated with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension) ($11.19 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. FIAC cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor and FIAC’s officers and directors intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor owns 77% of the issued and outstanding shares of Common Stock and FIAC’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will not require any additional shares of Public Stock to be voted in favor of the Extension Amendment Proposal.
Recommendation of the Board
BOARD UNANIMOUSLY RECOMMENDS THAT FIAC STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
FIAC is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to approve the Extension Amendment Proposal and (ii) where the Board has determined it is otherwise necessary.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by FIAC’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and FIAC’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns 77% of the issued and outstanding shares of Common Stock and FIAC’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of no shares of Common Stock held by public stockholders regardless of how many shares of Public Stock are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT FIAC STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock that elect to have their shares of Public Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;
•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;
•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulations Section 1.367(b)-3(b)(1)(ii);
•	passive foreign investment companies or their stockholders; or
•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. FIAC has not sought, and FIAC does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any

U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-half (1/2) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, FIAC is treating each share of Class A Common Stock and one-half (1/2) of one warrant to acquire one share of Class A Common Stock held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Stockholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in FIAC or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder.
A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of FIAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of FIAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of FIAC. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in FIAC. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.
Redemption of Public Stock Treated as Corporate Distribution
If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Public Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Stock based upon the then fair market values of the Public Stock and the one-half (1/2) of one warrant included in the unit) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.
If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.
Tax Treatment of the Redemption — In General
Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S.
Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”
Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Redemption of Public Stock Treated as a Corporate Distribution
If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below.

In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•	the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or
•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.
If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a business combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.
If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.
FATCA Withholding
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our Public Stock, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements

(generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Stock. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Stock are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.
A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF FIAC AND CERTAIN INFORMATION ABOUT FIAC
References in this section to “we,” “our,” or “us” refer to Focus Impact Acquisition Corp.
General
We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.
Initial Public Offering and Private Placement
On November 1, 2021, FIAC consummated its Initial Public Offering of 23,000,000 Units, at a price of $10.00 per Unit generating gross proceeds of $230,000,000, which includes the full exercise of the underwriter’s option to purchase an additional 3,000,000 Units at the Initial Public Offering’s price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-255448). The SEC declared the registration statement effective on October 27, 2021.
Simultaneously with the closing of the Initial Public Offering, FIAC consummated the sale of 11,200,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $11,200,000.
Following the closing of the Initial Public Offering on November 1, 2021 and the full exercise of the underwriters’ over-allotment, $234,600,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.
On October 31, 2023, FIAC instructed Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of FIAC. Interest on such deposit account is currently 4.5% per annum, but such deposit account carries a variable rate and FIAC cannot assure you that such rate will not decrease or increase significantly.
First and Second Extension Meetings
On April 25, 2023, FIAC held a special meeting of stockholders and approved a proposal to amend the Certificate of Incorporation to extend the date by which we have to consummate an initial business combination from May 1, 2023 to August 1, 2023, and to allow FIAC, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until May 1, 2024, or a total of up to twelve months after May 1, 2023 (the “First Extension Meeting”). In connection with the approval of the extension at the First Extension Meeting, the holders of 17,297,209 shares of Class A common stock, par value $0.0001 per share, of FIAC properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.40 per share, for an aggregate redemption amount of approximately $179,860,588.
On December 26, 2023, FIAC held a special meeting of stockholders and approved a proposal to amend the Certificate of Incorporation to extend the date by which we have to consummate an initial business combination from May 1, 2024 to the Original Termination Date, and to allow FIAC, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis for up to seven times by an additional one month each time after the April 1, 2024, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until the Original Termination Date, or a total of up to seven months after April 1, 2024 (the “Second Extension Meeting”). In connection with the approval of the extension at the Second Extension Meeting, the holders of 3,985,213 shares of Class A common stock, par value $0.0001 per share, of FIAC properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.95 per share, for an aggregate redemption amount of approximately $43,640,022.
Extension Promissory Note
On May 9, 2023, we issued an unsecured promissory note in the total principal amount of up to $1,500,000 (the “Promissory Note”) to the Sponsor and the Sponsor funded the initial principal amount of $487,500. The Promissory Note does not bear interest and matures upon closing of our initial business combination. In the event that we do not consummate a business combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the Promissory Note have been deposited in the Trust Account. Up to the total principal amount of the Promissory Note may be converted, in whole or in part, at the option of the Sponsor into warrants of FIAC at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the Initial Public Offering.
On December 1, 2023, the Company issued an unsecured promissory note in the total principal amount of up to $1,500,000 (the “Second Promissory Note”) to the Sponsor and the Sponsor funded deposits into the Trust Account. The Second Promissory Note does not bear interest and matures upon closing of our initial business combination. In the event that we do not consummate a business combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. As of June 30, 2024, an aggregate of $1,175,000 has been drawn under the Second Promissory Note.
Proposed Business Combination
As previously disclosed in the Current Report on Form 8-K filed by FIAC with the SEC on September 13, 2024, stockholders of FIAC approved in connection with a special meeting of stockholders that was held on September 13, 2024 the business combination of FIAC with DevvStream Holdings Inc., which will be consummated pursuant to the Business Combination Agreement. You are not being asked to vote on the Business Combination. The purpose of the Stockholder Meeting and the Extension Amendment Proposal and the Adjournment Proposal are to give FIAC additional time to complete a business combination, including the Business Combination if it has not closed prior to the Original Termination Date and assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. In connection with the approval of the Business Combination, 1,675,335 holders of Public Stock previously elected to redeem their shares for approximately $18,753,853 (based on the trust account balance as of October 18, 2024). Following such redemption requests in connection with the Business Combination, 42,243 shares of Public Stock remain unredeemed and may be redeemed in connection with the Stockholder Meeting for the remaining balance in the Trust Account of approximate $472,872 as of October 18, 2024.
The consummation of the Business Combination is subject to the fulfillment of certain customary conditions, including the approval of FIAC’s and DevvStream’s stockholders and accordingly, there can be no assurances that we will be able to consummate the Business Combination on the terms contemplated by the Business Combination Agreement.
The Outside Date by which the Business Combination has to be completed pursuant to the Business Combination Agreement is October 31, 2024. The Outside Date may be amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date. As of the date of this proxy statement, the parties to the Business Combination Agreement have not engaged in discussions to extend the Outside Date. The Charter Extension would allow us to complete a business combination until the Charter Extension Date even if the Outside Date is not amended and the Business Combination is abandoned. If the Outside Date is amended to a date that is after the Original Termination Date, we will be able to complete the Business Combination up to the Charter Extension Date, assuming the Outside Date is amended to a date that is within the new completion window for us to complete a business combination after the implementation of the Charter Extension. Without the Charter Extension, FIAC believes that it may not be able to complete a business combination on or before the Original Termination Date. If that were to occur, FIAC would be precluded from completing the Business

Combination and would be forced to liquidate even if FIAC stockholders already approved the Business Combination. If the Outside Date is amended on or prior to October 31, 2024 and extended to a date that is after the Original Termination Date, the Extension Amendment Proposal will be essential to allowing FIAC additional time to consummate the Business Combination.
FIAC believes that given FIAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that FIAC is in the best position possible to consummate the Business Combination assuming the Outside Date is amended, as described above, and that it is in the best interests of FIAC’s stockholders that FIAC obtain the Charter Extension. FIAC believes the consummation of a business combination will provide significant benefits to its stockholders.
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard
On October 16, 2023, the Company, received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was no longer in compliance with Nasdaq Listing Rule 5450(a)(2), which requires a minimum of 400 total holders for continued listing on the Nasdaq Global Market (the “Minimum Public Holders Rule”).
Based on the Company’s plan of compliance submitted to Nasdaq on November 17, 2023, Nasdaq granted the Company an extension until April 15, 2024 to regain compliance with the Minimum Public Holders Rule. On April 12, 2024, the Company regained compliance with the Minimum Public Holders Rule.
Conversion of Class B common stock to Class A common stock
On December 21, 2023, the Sponsor, converted 5,000,000 shares of Class B Common Stock to shares of Class A Common Stock. Notwithstanding the conversions, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of shares of Class A Common Stock issued upon conversion of the Class B Common Stock. The converted shares of Class A Common Stock hold no interest in the Trust Account and are non-redeemable. Following such conversion and taking into account the redemptions described above, we have an aggregate of 6,717,578 shares of Class A common stock issued and outstanding and an aggregate of 750,000 shares of Class B common stock issued and outstanding (not taking into account the redemptions that were received in connection with the special meeting of stockholders to approve the Business Combination on September 13, 2024).

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of FIAC’s Common Stock as of October [•], 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of FIAC’s Common Stock, by:
•	each person known by FIAC to be the beneficial owner of more than 5% of FIAC’s issued and outstanding shares of Common Stock;
•	each of FIAC’s officers and directors; and
•	all FIAC’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 7,467,578 shares of Common Stock, consisting of (i) 6,717,578 shares of Class A Common Stock and 750,000 shares of Class B Common Stock issued and outstanding as of October [•], 2024 (including 1,675,335 shareholders that elected to redeem their shares of Public Stock in connection with the special meeting of stockholders to approve the Business Combination on September 13, 2024 and whose redemption will be effectuated (i) with the closing of the Business Combination if it closes prior to implementation of the Charter Extension or (ii) with the implementation of the Charter Extension if the Business Combination does not close prior to the implementation of the Charter Extension). The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Five Percent Holders
Focus Impact Sponsor, LLC(3)	5,000,000	74%	750,000	100%	77%
Directors and Executive Officers
Carl Stanton(4)	—	—	—	—	—
Ernest Lyles(4)	—	—	—	—	—
Howard Sanders(4)	—	—	—	—	—
Troy Carter(4)	—	—	—	—	—
Dawanna Williams(4)	—	—	—	—	—
Wray Thorn(4)	—	—	—	—	—
Dia Simms(4)	—	—	—	—	—
All directors and executive officers as a group (seven individuals)	—	—	—	—	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.
(2)
Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as more fully described under the heading “Description of Securities–Founder Shares” of our final prospectus (File No. 333-255448), filed in connection with our Initial Public Offering.

(3)
Our Sponsor is governed by a four-member board of managers composed of Carl Stanton, Ernest Lyles, Howard Sanders and Wray Thorn. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Sponsor. Based upon the foregoing analysis, no individual manager of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which such manager directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)	Does not include any shares indirectly owned by this individual as a result of his or her membership interest in our Sponsor.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Charter Amendment is filed, FIAC’s first annual meeting of stockholders will be held no later than December 31, 2024. If the Extension Amendment Proposal is not approved and a business combination is not consummated, there will be no further annual meetings of FIAC. You should direct any proposals to FIAC’s Chief Executive Officer at Focus Impact Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

HOUSEHOLDING INFORMATION
Unless FIAC has received contrary instructions, FIAC may send a single copy of this proxy statement to any household at which two or more stockholders reside if FIAC believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce FIAC’s expenses. However, if stockholders prefer to receive multiple sets of FIAC’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of FIAC’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Focus Impact Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
FIAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on FIAC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of FIAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact FIAC in writing at Focus Impact Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 213-0243.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for FIAC, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing FIAC.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than [•] business days before the date of the Stockholder Meeting, or no later than October [•], 2024.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FOCUS IMPACT ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
FOCUS IMPACT ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Focus Impact Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 23, 2021 (the “Original Certificate”). An Amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 27, 2021 and amendments to the amended and restated certificate of incorporation of the Corporation were filed with the Secretary of State of the State of Delaware on April 26, 2023, on April 26, 2023 and on December 29, 2023 (collectively, the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:
(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the United States Securities and Exchange Commission on April 23, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by May 1, 2025 (in any case, such date being referred to as the “Termination Date”), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Focus Impact Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”
The Corporation will not be required to make any additional deposits after November 1, 2024 in order to consummate a Business Combination by May 1, 2025. If the Corporation completes a Business Combination, it will, at the option of the Sponsor (or any other lender) that extended loans to the Company under unsecured promissory notes in order to fund previous extensions of the time period during which the Company had to consummate a Business Combination (the “Past Promissory Notes”)), repay the amounts loaned under any Past Promissory Notes or convert a portion or all of the amounts loaned under such Past Promissory Notes into warrants, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the Offering. If the Corporation does not complete a Business Combination by the applicable Termination Date, such Past Promissory Notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
A-1

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:
(d) In the event that the Corporation has not consummated an initial Business Combination by May 1, 2025, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:
Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would modify the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by May 1, 2025 or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.
IN WITNESS WHEREOF, Focus Impact Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this day of October [•], 2024.

FOCUS IMPACT ACQUISITION CORP.

By:
Name:	Carl Stanton
Title:	Chief Executive Officer

A-2

Form of Proxy Card
PRELIMINARY PROXY CARD SUBJECT TO COMPLETION
FOCUS IMPACT ACQUISITION CORP.
1345 AVENUE OF THE AMERICAS, 33RD FLOOR
NEW YORK, NY 10105

SPECIAL MEETING
OF STOCKHOLDERS OF FOCUS IMPACT ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 31, 2024.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement mailed to stockholders in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Focus Impact Acquisition Corp. (the “FIAC”) to be held at 3:30 p.m. Eastern Time on October 31, 2024, via a virtual meeting, and hereby appoints Carl Stanton and Ernest Lyles, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of FIAC registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.
(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1—Extension Amendment Proposal—To amend FIAC’s amended and restated certificate of incorporation to extend the date by which FIAC has to consummate a business combination (the “Termination Date”) from November 1, 2024 to May 1, 2025 (the “Charter Extension Date”) without additional deposits into the Company’s trust account (the “Extension Amendment Proposal”). A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share and shares of Class B common stock, par value $0.0001 per share, in the capital of FIAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and (ii) where the board or directors of FIAC has determined it is otherwise necessary.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:       , 2024 (Signature)
(Signature if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.